UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 12, 2017

John Bean Technologies Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 West Madison Street, Suite 4400
Chicago, IL 60602
(Address of principal executive offices, including Zip Code)
(312) 861-5900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Forms 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2017, at the annual meeting of stockholders of John Bean Technologies Corporation (the “Company”), the Company’s stockholders approved the John Bean Technologies Corporation 2017 Incentive Compensation and Stock Plan (the “2017 ICSP”). A description of the material terms of the 2017 ICSP is set forth under the heading “Proposal 2: Approval of the John Bean Technologies Corporation 2017 Incentive Compensation and Stock Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2017, which description is hereby incorporated by reference into this Item 5.02. A copy of the 2017 ICSP is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing summary is qualified in its entirety by reference to the terms and provisions of the 2017 ICSP.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 12, 2017, the Company held its annual meeting of stockholders in Chicago, Illinois. At the meeting, the Company’s stockholders voted on five proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2017.

Proposal 1

The Company’s stockholders re-elected two individuals to the Board of Directors for a term of three years or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Against	Abstentions	Broker Non-Votes
Thomas W. Giacomini	27,921,862	973,801	20,818	1,436,201
Polly B. Kawalek	28,038,582	858,211	19,688	1,436,201

Proposal 2

The Company’s stockholders approved the John Bean Technologies Corporation 2017 Incentive Compensation and Stock Plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,669,927	1,192,400	54,154	1,436,201

A copy of the John Bean Technologies Corporation 2017 Incentive Compensation and Stock Plan is filed with report as Exhibit 10.1.

Proposal 3

The Company’s stockholders approved, on an advisory basis, the Company’s named executive officer compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,099,992	752,453	64,036	1,436,201

Proposal 4

The Company’s stockholders approved, on an advisory basis, holding future stockholder advisory votes on the Company’s named executive officer compensation every year as set forth below:

Votes for 1 year	Votes for 2 year	Votes for 3 year	Abstentions	Broker Non-Votes
24,095,491	22,740	4,759,421	38,829	1,436,201

The Company’s Board of Directors (the “Board”) considered the stockholder vote regarding the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers and adopted the stockholders’ recommendation of an annual advisory vote on the compensation of the Company’s named executive officers until the next stockholder advisory vote on this matter, which will occur no later than the Company’s annual meeting of stockholders in 2023, or until the Board otherwise determines that a different frequency for such advisory vote would be in the best interests of the Company’s stockholders.

Proposal 5

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,467,795	821,952	62,935	—

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	John Bean Technologies Corporation 2017 Incentive Compensation and Stock Plan.

10.2	Form of Performance-Based Restricted Stock Unit Grant Agreement ELT Version 5 year Retirement Vesting.

10.3	Form of Performance-Based Restricted Stock Unit Grant Agreement ELT Version 10 year Retirement Vesting.

10.4	Form of Performance-Based Restricted Stock Unit Grant Agreement Non-ELT Version 5 year Retirement Vesting.

10.5	Form of Performance-Based Restricted Stock Unit Grant Agreement Non-ELT Version 10 year Retirement Vesting.

10.6	Form of Time-Based Restricted Stock Unit Grant Agreement ELT Version 5 year Retirement Vesting.

10.7	Form of Time-Based Restricted Stock Unit Grant Agreement ELT Version 10 year Retirement Vesting.

10.8	Form of Time-Based Restricted Stock Unit Grant Agreement Non-ELT Version 5 year Retirement Vesting.

10.9	Form of Time-Based Restricted Stock Unit Grant Agreement Non-ELT Version 10 year Retirement Vesting.

10.10	Form of Non-Employee Director Long-Term Incentive Restricted Stock Unit Agreement - Vests.

10.11	Form of Non-Employee Director Long-Term Incentive Restricted Stock Unit Agreement - Separation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John Bean Technologies Corporation

Date: May 18, 2017	By:	/s/ Brian A. Deck
	Name	Brian A. Deck
	Title	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)